Exhibit 10.15

                                                   Master Agreement No. 00017432
                                                                    Page 1 of 64



                          Master Agreement No. 00017432

                                     Between

                               ION Networks, Inc.

                                       and

                               SBC Services, Inc.

                                       For

                             Materials and Services




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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                    Page 2 of 64



                                                  TABLE OF CONTENTS

   1.1   Preamble and Effective Date..............................................................................7
   1.2   Scope of Agreement.......................................................................................7
   1.3   Term of Agreement........................................................................................7
   1.4   Cancellation and Termination.............................................................................7
   1.5   Cumulative Remedies......................................................................................9
ARTICLE II - Definitions..........................................................................................9
   2.1   "Acceptance" means SBC's acceptance of the Materials or Services ordered by SBC and provided by ION as specified in Section 8.6, "Delivery, Performance, and Acceptance.".......................................9
   2.2   "Acceptance Date" means the date on which SBC Accepts Materials or Services..............................9
   2.3   "Acceptance Letter" means a document signed by SBC, substantially in the form of Appendix F, indicating its Acceptance of the Materials and/or Services..........................................................9
   2.5   "Affiliate" means (1) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either Party (a "Parent Company"), and/or (2) a company, whether incorporated or not, in which a 5% or greater interest is owned, either directly or indirectly, by: (i) either Party or
         (ii) a Parent Company....................................................................................9
   2.6   "Agreement" shall have the meaning specified in the section called "Entire Agreement."..................10
   2.7   "Cancellation" means the occurrence by which either Party puts an end to this Agreement or any Work
         Order(s) prepared pursuant to the provisions of Section 1.4(B) of this Agreement due to the breach of this Agreement and/or a Work Order......................................................................10
   2.12  "Harmful Code" means computer viruses, worms, trap doors, time bombs, undocumented passwords, disabling code (which renders Materials unusable until a patch or new password is provided), or any similar mechanism or device.............................................................................10
   2.13  "Information" means all ideas, discoveries, concepts, know-how, trade secrets, techniques, materials, creative content, tools, inventions, specifications, methodologies, discoveries, works of authorship, methods of operation, systems, processes, designs, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided by a Party orally, in writing, or through electronic or other means...................................................................................................10
   2.21  "Software" means the computer programs that are listed in the applicable Order or provided by ION under or in connection with this Agreement or an applicable Order.  Software also includes all associated
         Program Materials.......................................................................................12
   2.22  "Specs" or Specifications" mean the specifications for and descriptions of Materials, including any warranty statements,  which are identified in Appendix C hereto.  Any request from SBC for changes to the Specifications, including any additional requirements or specifications, shall be deemed a request for.....................................................................................................12
   2.22  "Customized Specs".  All requests for Customized Specs shall be clearly identified as such on the applicable Order and must be separately approved of by ION.  The Customized Specs that have been accepted by ION shall control over an inconsistency with the Specifications set forth in Appendix C.....12

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
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   2.23  Termination" means the occurrence by which either Party, pursuant to Section 1.4(A), puts an end to this Agreement and/or Orders placed under this Agreement................................................12
   2.24  "Trial Period" or "Acceptance Test Period" means the length of time specified in an Order (or, if not so specified, a period of no more than sixty (60) days) during which the Acceptance Tests are performed. The Trial Period commences on the first working day following Delivery and, if necessary, it shall be tolled for such time as ION requires to correct any problems with the Material and/or
         Service being tested.   The Trial Period shall recommence on the first working day following ION's written notice that it has completed all necessary corrective action to cause the Material and/or
         Service to pass the Acceptance Tests. The Acceptance Test Period shall not exceed a total ninety
         (90) calendar days as a result of ION's failure to correct problems with such delivered product.........12
ARTICLE III - General Clauses....................................................................................12
   3.1   Affiliate...............................................................................................12
   3.2   Governing Law...........................................................................................13
   3.4   Amendments and Waivers..................................................................................14
   3.5   Releases Void...........................................................................................14
   3.6   Force Majeure...........................................................................................14
   3.7   Non-Exclusive Market....................................................................................15
   3.8   Assignment..............................................................................................15
   3.9   Conflict of Interest....................................................................................15
   3.10     Severability.........................................................................................16
   3.11     Survival of Obligations..............................................................................16
   3.12     Construction and Interpretation......................................................................16
   3.13     Third Party Beneficiaries............................................................................17
ARTICLE IV - Compliance Clauses..................................................................................17
   4.1   Government Contract Provisions..........................................................................17
         Work Orders containing a notation that the Materials is intended for use under government contracts shall be subject to the then current government provisions referenced in or attached to such Work Orders......17
   4.2   Compliance with Laws....................................................................................17
   4.3   Changes Required to Meet Codes, Laws, and Regulations...................................................17
ARTICLE V - Liability Clauses....................................................................................18
   5.1   Confidentiality.........................................................................................18
   5.2   Infringement............................................................................................19
   5.3    Indemnity..............................................................................................20
   5.4   Liquidated Damages......................................................................................21
   5.5   Insurance...............................................................................................21
   5.6   Hazardous Materials and Regulated Substances............................................................22
ARTICLE VI - Standards Clauses...................................................................................25
   6.1   Engineering Complaints..................................................................................25
   6.2   Radio Frequency Energy Standards........................................................................25
   6.3   OSMINE..................................................................................................26
ARTICLE VII - Ordering Clauses...................................................................................26
   7.1   Orders..................................................................................................26

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
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   7.2   Product Change Notices..................................................................................27
   7.3   Shipping and Packing....................................................................................28
   7.4   Title and Risk..........................................................................................29
   7.5   Price...................................................................................................29
   7.6   Taxes...................................................................................................29
   7.7   Invoicing and Payment...................................................................................30
   A.    Except as otherwise specified in an Order, ION shall render an invoice in duplicate promptly upon the shipment of Materials or the performance of Services identified in the applicable Work Order.  The invoice shall specify in detail (1) quantities of each ordered item, (2) unit prices of each ordered item, (3) item and commodity codes, (4) total amounts for each item, (5) the Services provided, (6)
         any extra charges associated with changes made pursuant to a Change Order,..............................30
   A.    (7) applicable sales or use taxes, (8) discounts, (9) shipping charges, (10) total amount due, and (11)
         software right-to-use fees as either "application" or "operational".  SBC shall pay ION in accordance with the amounts stated on an invoice within forty-five (45) days of the date of receipt of the invoice.
         Payment for shortages, or Materials or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by SBC until such problem has been resolved, but in no event shall SBC be entitled to withhold an amount greater than the amount actually in dispute.
         If SBC disputes any invoice rendered or amount paid, it shall notify ION of the dispute in writing and shall provide a detailed explanation of SBC's allegations. The Parties shall use their best efforts to resolve such dispute expeditiously. Invoices received by SBC more than one (1) year after the provision of Materials or performance of Services are untimely and SBC shall have no obligation to pay such invoices................................................................................................31
         Invoices for or including freight charges shall be accompanied by legible copies of prepaid freight bills, express receipts, or bills of lading supporting the invoice amounts. Such invoices shall include
         (1) carrier's name, (2) date of shipment, (3) number of pieces, (4) weight, and (5) freight classification..........................................................................................31
   B.    If an Order or an Appendix specifies that ION may submit invoices for progress payments prior to Acceptance,
         ION is permitted to submit invoices at the end of each month and SBC will make progress payments to ION at thirty (30) day intervals.  Such progress payments shall not exceed ninety percent (90%) of satisfactorily completed work at the time of billing, as determined by SBC.  ION agrees to use such progress payments for expenses incurred for Services or Materials used in performance of the Work Order for SBC...............31
   C.    ION agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to credit card payments, checks and electronic fund transfers, in connection with payment for the Materials and the Services.,....................................................................31
   7.8   Records and Audits......................................................................................31
ARTICLE VIII - Performance Clauses...............................................................................32
   8.1   Project Administration..................................................................................32
   8.2   M/WBE...................................................................................................32
         SBC has granted to ION a total waiver of any and all M/WBE and DVBE requirements that may be applicable to ION as a result of its relationship with SBC under the terms of this Agreement.......................32
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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission
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   8.3   Access..................................................................................................32
     A.  When appropriate, ION shall have reasonable access to SBC's premises during normal business hours and at such other times as may be agreed upon by the Parties in order to enable ION to perform its obligations under this Agreement. Such access may occur through ION's use of remote online access technology used to conduct remote diagnosis and problem resolution as well as by coordinating visits by ION personnel to SBC's premises. Remote online access will be coordinated by ION's Technical Assistance Center. ION shall coordinate access by ION personnel with SBC's designated representative prior to visiting such premises.
         ION insures SBC that only persons employed by ION or subcontracted by ION will be allowed to enter SBC's premises. If SBC requests ION or its Subcontractor to discontinue furnishing any person provided by ION or its Subcontractor from performing work on SBC's premises, ION shall immediately comply with such request.
         Such person shall leave SBC's premises promptly and ION shall not furnish such person again to perform work on SBC's premises without SBC's written consent........................................................32
B.       SBC may require ION or its representatives, including employees and subcontractors, to exhibit identification credentials, which SBC may issue in order to gain access to SBC's premises for the performance of Services. If, for any reason, any ION representative is no longer performing such Services,
         ION shall immediately inform SBC. Notification shall be followed by the prompt delivery to SBC of the identification credentials, if issued by SBC, or a written statement of the reasons why said identification credentials cannot be returned. ION shall insure that its representatives, including employees and subcontractors, while on or near SBC's premises, will perform work which (i) conforms to the
         Specifications, (ii) protects SBC's Materials, buildings, and structures, and (iii) does not interfere with
         SBC's business operations. Furthermore, ION shall insure that its representatives, including employees and subcontractors, while on or near SBC's premises will perform Services with care and due regard for the safety, convenience, and protection of SBC, its employees, and property and in full conformance with the policies specified in the SBC Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the SBC Code of Conduct is available upon request)................................................................................................33
   8.4   Multi-Supplier Environment..............................................................................33
   8.5   Delivery, Performance, and Acceptance...................................................................33
   8.6   Subcontractors..........................................................................................34
   8.7   Quality Assurance.......................................................................................34
ARTICLE IX - Repair, Maintenance, and Support Clauses............................................................35
   9.2   Repair Invoices.........................................................................................37
   9.3   Continuing Availability.................................................................................38
   9.4   Disaster Recovery.......................................................................................38
ARTICLE X - Software Clauses.....................................................................................39
   10.1     Standard Software....................................................................................39
   10.2     Standard Software License Fee........................................................................39
   10.3     Third Party Software.................................................................................40
   10.4     Program Materials....................................................................................40
   10.5     Modifications........................................................................................40
   10.6     Delivery of Software.................................................................................40

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
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ARTICLE XI - Warranty Clauses....................................................................................41
   11.1     Warranty.............................................................................................41
   11.2     Repairs Not Covered Under Warranty...................................................................42
   After the expiration of the Warranty period, all repairs will be made on a time and materials basis.  The applicable price for time and materials repairs will be listed in the then-current issue of ION's price list, less a 40% discount...........................................................................................42
ARTICLE XII - OTHER Clauses......................................................................................45
   12.1     Licenses and Patents.................................................................................45
   12.2     Independent Contractor...............................................................................45
   12.3     Insignia.............................................................................................45
   12.4     Notices..............................................................................................46
   12.5     Publicity............................................................................................46
   12.6     Entire Agreement.....................................................................................47

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                    Page 7 of 64

ARTICLE  I

1.1      PREAMBLE AND EFFECTIVE DATE

         This Agreement, effective on the date when signed by the last Party ("Effective Date"), is between ION Networks, Inc., a Delaware corporation, ("ION"), and SBC Services Inc., a Delaware corporation ("SBC"). SBC and ION may be referred to individually as a "Party" or jointly as the "Parties".

         This Agreement is for the purchase of ION's data communications Materials and/or Services for deployment in support of SBC's ASI-NET 13-state Data Communications Network (DCN) project.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.2      SCOPE OF AGREEMENT

         Subject to the terms and conditions of this Agreement, ION shall provide to SBC the Materials and Services described in Appendix A, pursuant and in conformance with Orders submitted by SBC. The applicable prices for the Materials and Services are specified in Appendix B. ION agrees that the Materials and Services shall conform in all material respects to the Specifications set forth in Appendix C. The Parties agree to the roles, responsibilities, and procedures in the Work Orders, the form of which is attached hereto as Appendix D.

1.3      TERM OF AGREEMENT

         This Agreement is effective on the date the last Party signs and, unless terminated or canceled as provided in this Agreement, shall remain in effect for 1 year (the "Initial Term").

1.4      CANCELLATION AND TERMINATION

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                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                    Page 8 of 64

         A.       Termination

                  Either ION or SBC may terminate this Agreement upon thirty
                  (30) days prior written notice to the other setting forth the effective date of such termination; provided, however, that no such termination shall be effective prior to the expiration of the Initial Term of this Agreement. The Termination, Cancellation or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not been terminated or canceled, or had not expired.

                  SBC may terminate any Order in whole or in part, at any time, upon ten (10) days written notice to ION, provided that SBC agrees not to terminate any Order to the extent that it has already been shipped by ION. In the event that SBC terminates an Order upon which ION has commenced work, SBC shall pay ION for all of the costs ION has incurred in connection with such performance, less any savings realized through resale or salvage. If requested, ION agrees to substantiate such costs with proof satisfactory to SBC. In no event shall SBC's liability exceed the full price of any Materials or Services ordered hereunder. SBC shall have no liability for Materials ordered pursuant to any Order that is terminated at least thirty (30) days prior to the applicable Delivery Date; provided, however, that SBC shall have no right to terminate any Order, or any portion of any Order, for custom or specially manufactured Materials. After the receipt of SBC's payment for any Services, ION shall deliver the physical embodiments, if any, of such Services.

         B.       Cancellation

                  If either Party fails to cure a material default under this Agreement or the applicable Order within thirty (30) days after receipt of written notice of such a default, then, in addition to all other rights and remedies, the Party not in default may cancel this Agreement and/or the Order under which the default occurred. If, pursuant to its Cancellation of an Order, SBC elects to return any Materials or reject any Services, ION shall reimburse SBC for those amounts previously paid by SBC for such Materials and/or Services, including any costs incurred in connection with promptly returning such Materials. Upon ION's receipt of any returned Materials and SBC's receipt of any such reimbursement and refund, title to any such Materials, which had previously passed to SBC, shall revert to ION.

                  Partial Cancellation and Termination:

                  Where a provision of this Agreement permits SBC to terminate or cancel an Order, such Termination or Cancellation may, at SBC's option, be either complete or partial. In the case of a partial Termination or Cancellation SBC may, at its

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                    Page 9 of 64

                  option, accept a portion of the Materials or Services covered by an Order and pay ION for such Materials or Services at the unit prices set forth in such Order.

1.5      CUMULATIVE REMEDIES

         Except when specifically identified as a Party's sole remedy, any rights of Cancellation, Termination, liquidated damages, or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured Party may be entitled. Neither Party shall retain the benefit of inconsistent remedies.

ARTICLE II - DEFINITIONS

         For definitions with no "Explanation," please see the explanation provided under the section of the Agreement discussing such term. For instance,. for an explanation of the term "Initial Term," see the section entitled "Term of Agreement".

         2.1 "Acceptance" means SBC's acceptance of the Materials or Services ordered by SBC and provided by ION as specified in
                  Section 8.6, "Delivery, Performance, and Acceptance."

         2.2      "Acceptance   Date"  means  the  date  on  which  SBC  Accepts
                  Materials or Services.

         2.3      "Acceptance   Letter"   means  a   document   signed  by  SBC,
                  substantially in the form of Appendix F, indicating its Acceptance of the Materials and/or Services.

         2.4 "Acceptance Tests" means the performance and reliability demonstrations and tests that must be successfully performed on the Materials during the Acceptance Test Period. These tests may include: (1) sample performances of SBC's routine business transactions, (2) tests, demonstrations, or transactions represented or performed by ION, and (3) any other tests, demonstrations, or transactions included or referenced in the applicable Work Order to determine whether the Materials meet the Specifications.

         2.5 "Affiliate" means (1) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either Party (a "Parent Company"), and/or (2) a company, whether incorporated or not, in which a 5% or greater

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                   Page 10 of 64

                  interest is owned, either directly or indirectly, by: (i) either Party or (ii) a Parent Company.

         2.6 "Agreement" shall have the meaning specified in the section called "Entire Agreement."

         2.7 "Cancellation" means the occurrence by which either Party puts an end to this Agreement or any Work Order(s) prepared pursuant to the provisions of Section 1.4(B) of this Agreement due to the breach of this Agreement and/or a Work Order.

         2.8 "Delivery" means ION's delivery to SBC of Materials and/or ION's performance of Services identified on the applicable Work Order. ION completes Delivery: (i) upon SBC's possession of the Materials if ION is not required to provide additional Services in connection with the Materials, such as installation, (ii) upon completion of any additional Services, if ION is required to provide such Services in connection with providing the Materials, or (iii) upon completing the provision of the Services described in the Work Order. Notwithstanding the above, SBC shall have no obligation to accept any Materials or Services that do not conform in all material respects with the Specifications, as has been determined by the successful completion of the Acceptance Tests.

         2.9 "Delivery Date" means the date, identified in the applicable Order, on which the Parties agree ION is scheduled to complete its Delivery.

         2.10 "Documentation" or "Program Materials" means all materials in machine readable or printed form that explain for SBC or assist it with the use of the Materials, including, but not limited to, user and system instructions and manuals, training materials and ION's and/or a subcontractor's written Specifications.

         2.11 "Hardware" means all ION provided tangible products and equipment.

         2.12 "Harmful Code" means computer viruses, worms, trap doors, time bombs, undocumented passwords, disabling code (which renders Materials unusable until a patch or new password is provided), or any similar mechanism or device.

         2.13 "Information" means all ideas, discoveries, concepts, know-how, trade secrets, techniques, materials, creative content, tools, inventions, specifications, methodologies, discoveries, works of authorship, methods of operation, systems, processes, designs, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or
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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
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                  personnel information or data, whether provided by a Party orally, in writing, or through electronic or other means.

         2.14 "Laws" shall have the meaning specified in the section called "Compliance with Laws."

         2.15 "Liability" means all losses, damages, expenses, costs, penalties, fines, fees, including reasonable attorneys' fees, whether or not arising from or incurred in connection with a third Party claim or cause of action related to performance or omission of acts under this Agreement or any Order.

         2.16 "Material(s)" means a unit of equipment, apparatus, components, tools, supplies, material, Hardware, Software, or firmware thereto purchased or licensed hereunder by SBC from ION and includes third party Materials provided or furnished by ION. Materials shall be deemed to include any replacements for Materials that ION provides pursuant to Section 8.6 (Delivery, Performance and Acceptance) or Article XI (Warranty Clauses).

         2.17 "Material Compliance" means, with respect to ION's performance under this Agreement, that ION shall be responsible for complying fully with the Specifications for all Materials and Services set forth in this Agreement and any Work Order, except that ION shall not be liable, nor shall SBC have a claim against ION under any theory of law, in the event that ION's noncompliance (a) does not negatively affect SBC's use and enjoyment of Materials and/or Services or (b) results from SBC's use of Materials in a manner (i) for which they were not designed, or (ii) not identified by ION as an appropriate use.

         2.18 "Notice of Completion" means a written document provided by ION and substantially in the form of Appendix E, which is provided to SBC and states that the Materials ordered by SBC are ready for testing. ION's provision of the Notice of Completion is a representation and warranty that the Materials and Services have been tested to assure compliance and are in compliance with the Specifications.

         2.19 "Order" or "Work Order" means such purchase orders, forms, memoranda or other written communications whose Delivery Date shall be agreed to and confirmed by ION via electronic messaging, as may be delivered to ION for the purpose of ordering Materials and Services hereunder. Each Work Order shall be substantially in the form of Appendix D hereto.

         2.20 "Service(s)" means any and all labor or service provided in connection with this Agreement or an applicable Order, including but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, programming, and Software maintenance.
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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
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         2.21     "Software" means the computer programs that are listed in the applicable Order or provided by ION under or in connection with this Agreement or an applicable Order. Software also includes all associated Program Materials.

         2.22 "Specs" or Specifications" mean the specifications for and descriptions of Materials, including any warranty statements, which are identified in Appendix C hereto. Any request from SBC for changes to the Specifications, including any additional requirements or specifications, shall be deemed a request for "Customized Specs". All requests for Customized Specs shall be clearly identified as such on the applicable Order and must be separately approved of by ION. The Customized Specs that have been accepted by ION shall control over an inconsistency with the Specifications set forth in Appendix C.

         2.23 Termination" means the occurrence by which either Party, pursuant to Section 1.4(A), puts an end to this Agreement and/or Orders placed under this Agreement.

         2.24 "Trial Period" or "Acceptance Test Period" means the length of time specified in an Order (or, if not so specified, a period of no more than sixty (60) days) during which the Acceptance Tests are performed. The Trial Period commences on the first working day following Delivery and, if necessary, it shall be tolled for such time as ION requires to correct any problems with the Material and/or Service being tested. The Trial Period shall recommence on the first working day following ION's written notice that it has completed all necessary corrective action to cause the Material and/or Service to pass the Acceptance Tests. The Acceptance Test Period shall not exceed a total ninety (90) calendar days as a result of ION's failure to correct problems with such delivered product.

ARTICLE III - GENERAL CLAUSES

3.1      AFFILIATE

         ION agrees that any Affiliate identified on Schedule 3.1 hereto may place Orders with ION, and the term "SBC" shall be deemed to refer to an Affiliate when an Affiliate places an Order with ION under this Agreement. All Orders placed by Affiliates shall, by definition, incorporate the terms and conditions of this Agreement. Such Orders shall not be valid unless they have been placed in the Affiliate's own name and have been executed by an officer of the company authorized to bind the Affiliate with regard to agreements of this nature. By executing an Order, an Affiliate shall be deemed to have consented to be bound by the terms of this Agreement, as if such Affiliate were a Party hereto and had executed this Agreement in its own name. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The Parties agree that nothing in this Agreement will be construed as requiring SBC to indemnify ION, or to otherwise be responsible for any acts or omissions of an
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         Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify ION, or to otherwise be responsible for the acts or omissions of SBC.

3.2      GOVERNING LAW

         THIS AGREEMENT AND PERFORMANCE HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA EXCLUSIVE OF ITS CHOICE OF LAWS PROVISIONS.

3.3      DISPUTE RESOLUTION

         Resolution of all disputes arising out of or in connection with this Agreement shall be in accordance with the following:

         1. In the event of a controversy or claim arising out of or relating to this Agreement or any Work Order, the Parties agree that, they shall attempt in good faith to promptly resolve the matter through negotiations. Participating in the negotiations shall be (a) ION's applicable Account Management, as identified in writing by ION, and (b) those members of SBC's Technology Planning Management with whom ION's Account Management interfaced in the normal course of business. Each Party may also involve its Contract Manager when appropriate. In addition to the participants identified in the preceding sentences, each Party may name additional persons to participate in the negotiations, such as ION's Vice-President Sales and SBC's Executive Director, Strategic Sourcing.

         2. If the Parties are unable to resolve the controversy or claim at issue to their mutual satisfaction within thirty (30) days after commencing the negotiations described above, and there is no joint agreement to extend the negotiations period, then either party (the "Moving Party") may initiate arbitration by providing the other party written notice of its intent to arbitrate. If the parties are unable to agree upon an arbitrator within three (3) business days of the Moving Party's written notice to arbitrate, the Moving Party may request the American Arbitration Association ("AAA") to appoint an arbitrator. The AAA shall select an arbitrator who can promptly proceed with and strive to conclude the arbitration as specified herein. If a dispute is submitted to an arbitrator, it shall be finally resolved through binding arbitration in Los Angeles, California, according to the California Arbitration Rules of the AAA, except as modified herein. The award rendered by the arbitrator shall be final and binding on the Parties and shall be deemed enforceable in any court having jurisdiction thereof. The arbitration shall be heard by a single arbitrator who shall by training, education, or experience have knowledge of the general subject matter of this Agreement. The arbitrator shall

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                  have the power to award damages, injunctive relief and other remedies to the extent the same would be available in a court of law having jurisdiction of the matter. The arbitrator shall promptly commence the arbitration proceeding with the intent to conclude the proceedings and issue a written decision stating in reasonable detail the basis for the award, which must be supported by law and substantial evidence, as promptly as the circumstances demand and permit, but generally no later than (10) weeks after the arbitrator's appointment.

         3. During dispute resolution proceedings, including arbitration, the Parties shall continue to perform their obligations under this Agreement, except for those obligations directly related to the dispute at issue.

3.4      AMENDMENTS AND WAIVERS

         This Agreement and any Work Order may be amended or modified only by a written document signed by the authorized representatives of both Parties. ION shall use commercially reasonable efforts to accommodate any request made by SBC to change the scope of work set forth in an Order. Any adjustment in the time of performance caused by SBC's request for a change in the scope of work shall be automatically reflected in an adjustment of the Delivery Date. Any increase in ION's cost of performance resulting from SBC's request for a change in the scope of work shall be passed along to SBC on a time and materials basis. No course of dealing or failure of either Party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right, or condition. A waiver by either Party of any default shall not be deemed a waiver of any other default.

3.5      RELEASES VOID

         Neither Party shall require waivers or releases of any personnel or other representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either Party in any action or proceeding.

3.6      FORCE MAJEURE

         A. Neither Party shall be deemed in default of this Agreement or any Work Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, or strikes (each, a "Force Majeure Condition").

         B. If any Force Majeure Condition affects ION's ability to perform, ION shall give prompt notice to SBC of such condition. If ION remains unable to perform for a period of more than fifteen (15) days after giving notice to SBC, SBC may elect to either: (1) terminate the affected Work Order(s) or any part thereof for the

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                  duration of the Force Majeure Condition, or (2) toll ION's performance under the affected Work Orders(s) and resume performance thereunder once the Force Majeure Condition ceases. Should SBC opt to terminate a Work Order pursuant to option (1), it will have the right to obtain from a third party the Materials and the Services that would have been provided by ION under the Work Order or during the affected period and deduct from any commitment under such Work Order the quantity of the Materials and Services obtained or for which commitments have been made elsewhere. In the event that SBC, pursuant to option (2), decides to toll ION's performance and have ION resume its performance under the affected Work Order(s), any affected Delivery Date or performance date shall be extended up to the length of time the Force Majeure Condition endured but SBC shall also have the right to obtain from a third party any Materials and Services that it requires during the period of the suspension and deduct from any commitment under such Work Order the quantity of the Materials and Services obtained or for which commitments have been made elsewhere but SBC shall also have the right to obtain from a third party any Materials and Services that it requires during the period of the suspension and deduct from any commitment under such Work Order the quantity of the Materials and Services obtained or for which commitments have been made elsewhere. Unless SBC gives written notice within ten (10) days after being notified of the Force Majeure Condition, the second option shall be deemed selected.

3.7      NON-EXCLUSIVE MARKET

         It is expressly understood and agreed that this Agreement does not grant ION an exclusive privilege to provide to SBC any or all Materials and Services of the type described in this Agreement nor requires SBC to purchase or license any Materials or Services. It is, therefore, understood that SBC may contract with other manufactures and suppliers for the procurement of comparable Materials and Services and that SBC may itself perform the Services described herein.

3.8      ASSIGNMENT

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither SBC or ION may assign, delegate, subcontract, or otherwise transfer it's rights or obligations under this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided, however, SBC will have the right to assign this Agreement to any Affiliate identified on Schedule 3.1, without securing the consent of ION. Any unauthorized assignment by either Party shall be null and void.

3.9      CONFLICT OF INTEREST

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         ION represents and warrants that no officer, director, employee, or agent of SBC has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from ION or any of ION's officers, director's employees, or agents in connection with the obtaining, arranging, or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.10     SEVERABILITY

         If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of ION and SBC will be construed and enforced accordingly.

3.11     SURVIVAL OF OBLIGATIONS

         Obligations and rights in connection with this Agreement which by their nature would continue beyond the Termination, Cancellation or expiration of this Agreement, including those in the sections entitled "Compliance With Laws," "Infringement," "Indemnity," "Publicity," "Severability," "Information," "Independent Contractor," and "Warranty," will survive the Termination, Cancellation, or expiration of this Agreement.

3.12     CONSTRUCTION AND INTERPRETATION

         The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any Party. The Parties agree that this Agreement has been prepared jointly and has been the subject of arm's length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either Party.

         A. Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word "include" shall mean "includes, but is not limited to." The singular use of words shall include the plural use and vice versa. Except as otherwise specified, ION's price for Materials and Services includes the price for all related Materials or Services necessary for SBC to use the Materials and/or Services for its intended purpose, as well as all other ION obligations under this Agreement. All obligations and rights of the Parties are subject to modification as the Parties may specifically provide in the applicable Work Order. Unless the terms of a Work Order expressly override the terms of this Agreement,

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                  if there is an inconsistency or conflict between the terms in this Agreement and those in the applicable Work Order, the terms in this Agreement shall take precedence.

         B. Whenever any Party is entitled to interest under this Agreement, the amount of interest shall be determined using 12% per annum, or the highest amount allowed by law, whichever is lower.

3.13     THIRD PARTY BENEFICIARIES

         The provisions of this Agreement are for the benefit of the Parties and not for any other person.

ARTICLE IV - COMPLIANCE CLAUSES

4.1      GOVERNMENT CONTRACT PROVISIONS

         Work Orders containing a notation that the Materials is intended for use under government contracts shall be subject to the then current government provisions referenced in or attached to such Work Orders.

4.2      COMPLIANCE WITH LAWS

         Each Party shall comply with all applicable federal, state, county, and local rules, including without limitation, all statutes, laws, ordinances, regulations and codes ("Laws"). The obligation to comply with all Laws, shall include the procurement of permits, certificates, approvals, inspections, and licenses, when needed, in the performance of this Agreement. Each Party further agrees to comply with all applicable Executive and Federal regulations as set forth in "Executive Orders and Associated Regulations", a copy of which is attached as Appendix G and by this reference made a part of this Agreement.

4.3      CHANGES REQUIRED TO MEET CODES, LAWS, AND REGULATIONS

         ION shall, at no additional charge, make any changes to the Materials which are necessary to meet those codes, laws or regulations applicable to the Materials at no additional charge, provided such codes, laws or regulations are in effect on the date of shipment of such Materials. If such changes become effective on or after the date of shipment, ION shall make, and SBC shall pay for, such changes on a time and materials basis.

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ARTICLE V - LIABILITY CLAUSES

5.1      CONFIDENTIALITY

         All Information furnished by a Party (the "Disclosing Party") to the other (the "Receiving Party") in connection with this Agreement, including Information provided under a separate Non-Disclosure Agreement in connection with discussions and negotiations that occurred prior to executing this Agreement, shall remain the property of the Disclosing Party. The Receiving Party shall have no rights in any such Information. All Information furnished by the Disclosing Party shall not be considered confidential or proprietary unless it is conspicuously marked as such prior to disclosure. The Receiving Party shall hold the Information it has received in strict confidence and it shall not disclose or use such Information without the express written consent of the Disclosing Party, except as necessary to enable the Receiving Party's employees to perform their responsibilities under this Agreement. The Receiving Party shall use reasonable measures and make reasonable efforts to provide protection for the Disclosing Party's Information, which in no event shall be less strict than the measures the Receiving Party uses to protect its own Information.

                  Information shall not be deemed confidential if such Information

                  1. was already known to the Receiving Party free of any obligation to keep it confidential at the time of its disclosure by the Disclosing Party as evidenced by the Receiving Party's written records prepared prior to such disclosure; or

                  2. is or becomes publicly known through no wrongful act of the Receiving Party; or

                  3. is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such Information; or

                  4. is independently developed by an employee, contractor or agent of the Receiving Party or a third Party not associated with the Project and who did not have any direct or indirect access to the Information; or

                  5. is approved for release by written authorization by the Disclosing Party.

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         B.       All confidential Information shall be used only in connection with the Receiving Party's performance under this Agreement, and may not be used for other purposes except as may be agreed upon between ION and SBC in writing. All copies of such Information, in written, graphic or other tangible form, shall be returned to the Disclosing Party upon the earlier of (i) the disclosing Party's request or (ii) the Termination, Cancellation, or expiration of this Agreement. ION, however, may continue to use any Information that it has received in order to complete its performance under a Work Order that has not been terminated.

5.2      INFRINGEMENT

         A. ION represents and warrants that it has made reasonable independent investigation to determine the legality of its right to sell or license the Materials or provide Services as specified in this Agreement.

         B. In addition to ION's other obligations set forth in this Section, if an injunction or order is obtained against SBC's use of any Materials or Service, or, if in ION's opinion, any Material or Service is likely to become the subject of a claim of infringement, ION will, at its expense:

                  1. Procure for SBC the right to continue using the Materials or Service; or

                  2. After consultation with SBC, replace or modify the Materials or Service to make it a substantially similar, functionally equivalent, non-infringing Materials or Service.

         C. If the Materials or Service is purchased or licensed, and neither (B)(1) nor (B)(2) above is possible, in addition to SBC's other rights, SBC may cancel the applicable Order and require ION to remove, or cause the removal and return of, such Materials or Service from SBC's location and refund any charges paid by SBC for the Materials adversely affected by the infringement, less a sum calculated as if the amount paid were depreciated on a straight line basis over a five (5) year period.

         D. In no event will SBC be liable to ION for any charges after the date that SBC no longer uses any Materials or Service because of actual or claimed infringement.

         E. Notwithstanding the foregoing, ION shall have no liability for any claim of infringement to the extent it results from: (i) SBC's use of a superseded or altered release of some or all of the Materials if infringement would have been avoided by the use of a subsequent unaltered release of the Materials that have been provided to SBC; (ii) SBC's use of any software or other materials not furnished, recommended, suggested or authorized by ION or contemplated by the applicable Work Order; (iii) SBC's use of the Materials in combination with any equipment or software not contemplated by the applicable Work Order and not

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                  recommended, suggested or authorized by ION; (iv) ION's
                  compliance with the detailed written instructions of SBC requiring changes to any Materials furnished by ION, when such instructions result in actual infringement; provided, however, that ION shall indemnify SBC when, despite SBC's instructions, the infringement or claim of infringement is based upon: (1) products, software or documentation that are available on the open market; or (2) products, software or documentation of ION's origin, design or selection. Further, ION shall indemnify SBC when ION indemnifies other customers of ION against infringement or claims of infringement based upon the products, software or documentation, as modified by ION in accordance with SBC's instructions; or (vi) modification of the Materials where such modification is not authorized, suggested or made by ION and is not contemplated in the applicable Work Order.

5.3      INDEMNITY

         A. To the fullest extent permitted by law, ION shall defend, indemnify, and hold harmless SBC and its Affiliates, (including their employees, officers, directors, agents, and contractors) against any Liability arising from: (1) PERSONAL injurY, including death and (2) PROPERTY damage, including theft, that occur as a result of a defect in any material or in any service provided by ion to sbc . sbc may seek indemnification from ion under this section 5.3 only to the extent that the acts or omissions of ion have been proved to have contributed to the alleged harm or wrongdoing. further, ion shall in no way be liable for the acts or omissions of SBC and its Affiliates (including their employees, officers, directors, agents, and contractors) TO THE EXTENT THEY give rise to a claim, or have contributed to the alleged harm or wrongdoing, for which indemnification is sought under this section.

         B. SBC shall promptly notify ION of any claim, demand, notice or legal proceedings ("Claim") for which ION may be responsible under this indemnity obligation. A delay in notice shall not relieve ION of its indemnity obligation except to the extent ION can show it was prejudiced or otherwise harmed by the delay.

         C. ION shall assume, at its expense, the sole defense of a Claim through counsel selected by ION and shall keep SBC fully informed as to the progress of such defense. Upon reasonable request of ION and at ION's expense, SBC shall cooperate with ION in the defense of the Claim. At its option and expense, SBC may retain or use separate counsel to represent it, including in-house counsel. ION shall maintain control of the defense, including the decision to settle a Claim.

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                  If SBC determines that the Claim in question should not for whatever reason be settled, SBC, at its own expense, shall have the right to take over the defense of such Claim. ION shall pay the full amount of any judgment, award or settlement with respect to a Claim and all other expenses related to the resolution of such Claim, including costs, interest, and reasonable attorneys' fees; provided that ION shall have no obligation to refund to SBC the portion of any judgment, award or settlement, including all other expenses related to the resolution of a Claim, however categorized, that were incurred as the result of SBC's decision to exert control or to direct the defense of the Claim in any manner.

5.4      LIQUIDATED DAMAGES

         ION recognizes the importance of meeting Delivery Dates mutually agreed upon by SBC and ION and agrees to the following liquidated damage provisions and procedures:

         Upon discovery of information indicating a reasonable certainty that Materials and/or Services will not be completed before the scheduled Delivery Date, ION shall notify SBC and provide information relating to the estimated length of delay. The Parties shall work jointly toward resolution of a plan to resolve the delayed Delivery. If the Parties reach agreement on an extended Delivery Date and ION fails to meet the extended Delivery Date, SBC may (a) cancel such Order, or (b) exercise its right to recover liquidated damages specified hereunder and further extend the Delivery Date. No payments, progress or otherwise, made by SBC to ION after any scheduled Delivery Date shall constitute a waiver of liquidated damages.

         In the event of ION's failure to meet an extended Delivery Date, SBC shall be entitled to one-thousand dollars ($1,000) for each day after the extended Delivery Date until the day of actual Delivery. Liquidated damages under this section shall in no event exceed 100% of the total price specified for the Materials and/or Services delayed.

5.5      INSURANCE

         A. With respect to performance hereunder, and in addition to ION's other obligations hereunder, ION agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

                  1. Workers' Compensation insurance with benefits afforded under the laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits and $100,000 for Bodily Injury by disease-each employee.

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                  2.       Commercial General Liability insurance with minimum
                           limits of: $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000 Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements.

                           SBC and its Affiliated companies will be listed as an Additional Insured on the Commercial General Liability policy.

                  3. If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owned vehicles.

                  SBC requires that companies affording insurance coverage have a rating of B+ or better and a Financial Size Category rating of VII or better rating, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies.

         B. A certificate of insurance stating the types of insurance and policy limits provided ION must be received prior to commencement of any work. If a certificate is not received, ION hereby authorizes SBC, and SBC may, but is not required to, obtain insurance on behalf of ION as specified herein. SBC will either invoice ION for the costs incurred to so acquire insurance or will reduce by an applicable amount any amount owed to ION.

         C. The cancellation clause on the certificate of insurance will be amended to read as follows:

                           "THE ISSUING COMPANY WILL MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER PRIOR TO CANCELLATION OR A MATERIAL CHANGE TO POLICY DESCRIBED ABOVE."

         D. ION shall also require all subcontractors performing work on the project or who may enter upon the work site to maintain the same insurance requirements listed above.

5.6      HAZARDOUS MATERIALS AND REGULATED SUBSTANCES

         A. A "Regulated Substance" as referred to in this clause is a generic term used to describe all Materials that are regulated by applicable federal or any state or local government during transportation, handling and/or disposal. These include, but are not limited to, Materials

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                  that are regulated as (a) "hazardous material" under the
                  Hazardous Material Act and the Control of Radioactive Contamination of Environmental Law, Title 8 of the California Environment Administrative Code, Section 5194 and the Hazardous Substances Information and Training Act, (b) "chemical hazards" under the Occupational Safety and Health Administration (OSHA) standards, (c) "chemical substances and mixtures" under the Toxic Substances Control Act and "chemicals" on the Governor's List known to the State of California to cause cancer, birth defects, and/or other reproductive harm, as that term is defined in the California Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"), (d) "pesticides" under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) "hazardous waste" as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

         B. ION shall comply with all applicable Laws and Regulations, including any notice requirements, regarding any Materials ordered hereunder which contains or consists of a Regulated Substance or any Service ordered hereunder which involves the use, handling, storage, recycling, or transportation of Regulated Substances. ION shall notify SBC and provide SBC with all necessary information (including but not limited OSHA Material Safety Data Sheets [MSDS]) at least thirty (30) days before shipping Materials containing or consisting of Regulated Substances to SBC or commencing the performance of Services for SBC involving the handling or use of Regulated Substances. Each MSDS must include an attachment indicating the specific worker protection equipment requirement for use with the Regulated Substance covered thereby. If the Regulated Substance is in Materials or materials which are shipped to California facilities and is a chemical defined by Proposition 65, the MSDS for said chemical should indicate that the chemical is one which is known to the state of California to cause cancer, birth defects or other reproductive harm. ION shall maintain and distribute such information upon request to SBC and/or any other contractor at the same location.

         C. Notwithstanding any other provision of this Agreement, SBC shall have the right, but not the duty, to terminate without liability any Order for Materials consisting of or containing a Regulated Substance or Service involving the use and handling of Regulated Substances thirty (30) days after such notification from SBC. Otherwise, SBC and ION shall cooperate concerning the acceptance by SBC of such Materials and Services. ION shall mark all Materials provided hereunder as Regulated Substances which are required by all applicable Laws and Regulations to be so marked, and shall provide assistance to SBC of an advisory nature in the handling and use of Regulated Substances provided hereunder and the disposal of "hazardous waste", as defined by applicable Laws and Regulations ("Hazardous Wastes"), resulting therefrom.

         D. ION shall provide SBC with the same information pertaining to Regulated Substances in or used in the Materials and Services it provides to SBC or

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                  Hazardous Waste as ION provides to ION's employees or agents involved in the disposition or treatment of such Regulated Substances.

         E. ION is hereby informed that hazardous chemicals may be used and located at various facilities owned by SBC. ION or any person supplied by ION may see the MSDS for a particular substance in the facility in which they are working by contacting SBC's Building Operations office and filling out the request form. ION agrees to assume responsibility for advising its employees, agents and subcontractors who will be working at SBC's facilities of the existence of chemical hazards on SBC's facilities and the availability of said Material.

         F. When performing Services at SBC's California facilities, ION shall and shall require its subcontractors to issue warnings in accordance with Proposition 65 for exposure to chemicals covered by Proposition 65 introduced by ION or its subcontractor to personnel at SBC's facilities, the public and SBC from the time ION and/or its subcontractor enter SBC's facilities and/or commence performing Services through the completion of such performance. ION shall, and shall require its subcontractors, to warn SBC of any exposure to chemicals covered by Proposition 65 which may continue after ION and/or its subcontractors have completed the performance of Services. Such warning may take the form of, but not be limited to, a MSDS for each such chemical.

         G. ION IS HEREBY WARNED IN ACCORDANCE WITH PROPOSITION 65 THAT EXPOSURE TO CHEMICALS MAY OCCUR AT SBC'S FACILITIES. If requested, SBC shall make available to ION, its subcontractors, and any of their employees, a MSDS for the chemicals covered by Proposition 65, if any, at SBC's facilities where ION is providing Services. ION shall issue appropriate warnings to inform and educate its employees, agents, subcontractors, other invitees, and employees of any of them, entering SBC's facilities of the above information in accordance with applicable Laws and Regulations. ION and SBC shall cooperate on such warning.

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ARTICLE VI - STANDARDS CLAUSES

6.1      ENGINEERING COMPLAINTS

         A. SBC reserves the right to notify ION in cases where SBC has identified current or potential problems or service areas concerning the operation, maintenance, Engineering, Installation or design of Materials furnished hereunder. ION agrees to accept and acknowledge such a notice (an "Engineering Complaint"), if a problem does exist, and to work with SBC on a reasonable resolution thereof. Acknowledgment of the receipt for such Engineering Complaint and identification of ION's proposed organization which will be responsible for resolving it will be provided to SBC within fifteen (15) working days of ION's receipt of the Engineering Complaint. Complaint resolution dates shall not exceed ninety (90) calendar days from the date of SBC's notice, unless a later date is mutually agreed upon by the Parties. If unable to resolve the Engineering Complaint within ninety (90) calendar days, ION shall issue an interim report providing current status and an estimate of schedule for resolution.

         B. Monthly reporting of the status of such open Engineering Complaints shall be furnished to SBC by ION, together with the proposed schedule for their resolution. ION shall provide this information via written or electronic means, (i.e., E-Mail), in accordance with mutually agreed procedures for electronic transmission of such information. It is ION's responsibility to provide SBC with prompt written notice upon resolving an Engineering Complaint.

         C. SBC shall notify ION in writing as to where correspondence regarding Engineering Complaints shall be directed and ION shall observe and follow such notification.

6.2      RADIO FREQUENCY ENERGY STANDARDS

         A. Should Materials furnished in connection with this Agreement generate harmful interference to radio communications, ION shall promptly provide to SBC information relating to methods of suppressing such interference. In the event such interference in SBC's judgment cannot reasonably be suppressed, then SBC may return the Materials and obtain a full refund of the price paid for such Materials.

         B. Nothing in this section shall be deemed to diminish or otherwise limit ION's obligations or SBC's rights, including those specified in the "Warranty" section of this Agreement.

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6.3      OSMINE

         All Materials must pass SBC's Approval for Use testing requirements which will include documentation evidencing NEBS compliance. SBC has granted to ION a total waiver of OSMINE for all Materials provided by ION under this Agreement. Instead, ION is required to secure CLEI and TIRKS Function Codes as set forth in Telcordia GR-2977, for all applicable new, changed, modified Hardware and/or potential plug-in substitutions where it supports the function code chaining work.

ARTICLE VII - ORDERING CLAUSES

7.1      ORDERS

         A. SBC may order Materials and Services by submitting Orders in connection with this Agreement. Orders shall specify:

                  1. a description of the Services and/or Materials, including any numerical/alphabetical identification referenced in the applicable price list;

                  2. the requested Delivery Date, which shall be confirmed by ION as evidenced by writing or by electronic messaging;

                  3. the location to which Materials are to be shipped, or the site where Services will be rendered;

                  4. the location to which invoices are to be rendered for payment.

                  5.       SBC's Order number; and

                  6. any Custom Specs requested by SBC, which are subject to ION's approval.

         B. The terms in this Agreement shall apply to Orders submitted in connection with this Agreement, and preprinted terms on the back of any Order shall not apply.

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7.2      PRODUCT CHANGE NOTICES

         A. ION may at any time make changes in the Materials or Software, or modify the drawings and Specifications relating thereto, or substitute Materials or Software of later design to fill an Order, provided the changes, modifications and substitutions under normal and proper use do not negatively impact upon the Materials' or Software's form, fit, or function.

         B. ION agrees to make every reasonable effort to notify SBC, in writing in advance, of any change to be made in the Materials or Software furnished in accordance with the Specifications, Software related documentation and/or documentation that would impact upon the form, fit or function of the Materials or Software.

         C. ION shall furnish Product Change Notices for any change to be made in the Materials provided under this Agreement to SBC. ION shall furnish such notices to an individual to be designated by SBC.

         D. SBC shall notify ION in writing as to where correspondence regarding Product Change Notices and Product changes shall be directed and ION shall observe and follow such notification.

         E. In order for SBC to review Materials or Software changes, ION shall make every reasonable effort to provide thirty (30) days advance notice, of any change to the Materials or Software . The final classification of any Materials or Software change proposed by ION will be determined by ION. If SBC disagrees with ION's classification of a change, SBC shall notify ION. If requested, ION shall provide documentation to substantiate the classification of such change. ION agrees to make available to SBC information relating to the application of such changes to SBC's Materials.

         F. In any of the instances above, if ION ascertains that Materials or Software subject to such change are readily returnable, SBC, at its expense, shall remove and return such Materials or Software to ION's facility. ION, at its expense, shall implement such change at its facility and return such changed Materials or Software to SBC's designated location within the contiguous United States. If the change represents an product, feature or component enhancement SBC shall bear the expense. Reinstallation shall be performed by SBC at its expense. If SBC disagrees that the Materials or Software are readily returnable, SBC will notify ION. If requested, ION shall provide documentation to substantiate the returnability of the Materials or Software.

         G. ION agrees to make available to SBC, or SBC's representatives, if SBC's representative has a signed nondisclosure agreement with ION, information relating to the application of such changes to SBC's Materials. SBC reserves the

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                  right to notify and request ION to modify, change, or develop
                  Materials to meet a specific need. Such requests, if accepted by ION, will be made at SBC's expense.

         H. ION shall furnish to SBC a quarterly summary report listing all change notifications released to SBC during the previous twelve (12) months. Notification of Materials or Software changes will be provided to SBC at no charge.

7.3      SHIPPING AND PACKING

         A. Unless instructed otherwise by SBC, or the Parties otherwise agree, all Materials shipped shall be packed and marked by ION at SBC's expense and in accordance with all Laws, transportation industry standards and the applicable Order.

         B. ION shall (a) use carriers approved and listed in SBC's "Shipment Routing Guide", provided herein; (b) ship Orders complete, provided ION may ship Materials in partial shipments with prior approval of SBC; (c) ship to the destination in the Order; (d) comply with SBC's shipping instructions; (e) enclose a packing memorandum with each shipment and, when more than one package is shipped, identify the package containing such packing memorandum; (f) mark SBC's Order number and product identification number ("PID") on all packages, shipping papers and subordinate documents; (g) list basic unit and part number or Common Language Equipment Identified ("CLEI") code numbers and Continuing Property Record ("CPR") when required by SBC; and (h) include barcodes containg the aforementioned information on all equipment, shipping containers and packages; and (i) ION may consolidate multiple Orders as one shipment to SBC and shall provide and state on the bill of lading the number of pieces, weight, freight classification, and carrier's tariff reference number for each individual Order.

         C. If SBC incurs additional costs as a result of ION's failure to comply with the provisions of this section called Shipping and Packing, ION shall reimburse SBC for such reasonable costs, which SBC shall document and provide to ION in writing.

         D. Materials purchased, repaired or replaced hereunder will be packed by ION in containers adequate to prevent damage during shipping, handling and storage and in accordance with all Laws, transportation industry standards, and the applicable Order. Any Materials received by ION from any manufacturer with damaged shipping containers will be repackaged by ION in containers adequate to prevent damage during subsequent shipping, handling and storage.

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7.4      TITLE AND RISK

         Title to Materials purchased, but not to Materials licensed, will vest in SBC once the Materials have been delivered to the designated carrier, F.O.B. carrier's place of acceptance. If this Agreement calls for additional Services such as unloading or installation, to be performed after Materials have been Delivered, ION will retain title and risk of loss to the Materials until the additional Services have been Delivered as well.

7.5      PRICE

         Materials and Services shall be furnished by ION in accordance with the prices set forth in Appendix B, attached hereto and made a part hereof, or pursuant to firm prices which are quoted by ION for such Materials and Services, whichever price is lower. The prices for all Materials and Services in Appendix B are subject to change only in accordance with this Agreement, which changes must be in writing and signed by both Parties. If ION at any time makes a general price decrease, ION shall promptly notify SBC in writing and extend such decrease to SBC effective on the date of such general price decrease.

7.6      TAXES

         A. ION may invoice SBC the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of Materials or provision of Services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation or labor charges must be separately stated. SBC agrees to pay all applicable taxes to ION which are stated on and at the time the Materials or Service invoice is submitted by ION. ION agrees to remit taxes to the appropriate taxing authorities.

         B. ION agrees to pay, and to hold SBC harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of ION, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by ION. ION agrees to pay and to hold SBC harmless from and against any penalty or sanction assessed as a result of ION doing business with any country subject to U.S. trade restrictions.

         C. Upon SBC's request, the Parties shall consult with respect to the basis and rates upon which ION shall pay any taxes for which SBC is obligated to reimburse ION under this Agreement. If SBC determines that in its opinion any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, ION shall make payment in accordance with such determinations and SBC shall be responsible for such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by SBC, ION shall promptly notify SBC. ION shall cooperate with SBC in contesting such determination, but SBC shall be responsible and shall reimburse ION for any tax,
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                  interest, or penalty in excess of its determination. If SBC desires to contest such collection, SBC shall promptly notify ION. If SBC determines that in its opinion it has reimbursed ION for sales or use taxes in excess of the amount which SBC is obligated to reimburse ION, SBC and ION shall consult to determine the appropriate method of recovery of such excess reimbursements. ION shall credit any excess reimbursements against tax reimbursements or other payments due from SBC if and to the extent ION can make corresponding adjustments to its payments to the relevant tax authority. At SBC's request, ION shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to SBC all such refunds (and interest) received.

         D. If any taxing authority advises ION that it intends to audit ION with respect to any taxes for which SBC is obligated to reimburse ION under this agreement, ION shall (1) promptly so notify SBC, (2) afford SBC an opportunity to participate on an equal basis with ION in such audit with respect to such taxes and (3) keep SBC fully informed as to the progress of such audit. Each Party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section. ION's failure to comply with the notification requirements of this section shall relieve SBC of its responsibility to reimburse ION for taxes only if ION's failure materially prejudiced SBC's ability to contest imposition or assessment of those taxes.

         E. In addition to its rights under subparagraph (d) above with respect to any tax or tax controversy covered by this Tax Section, SBC will be entitled to contest, pursuant to applicable law and tariffs, and at its own expense, any tax previously billed that it is ultimately obligated to pay. SBC will be entitled to the benefit of any refund or recovery of amounts that it had previously paid resulting from such a contest. ION will cooperate in any such contest, provided that all costs and expenses incurred in obtaining a refund or credit for SBC shall be paid by SBC.

         F. If either Party is audited by a taxing authority or other governmental entity, the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

7.7      INVOICING AND PAYMENT

         A. Except as otherwise specified in an Order, ION shall render an invoice in duplicate promptly upon the shipment of Materials or the performance of Services identified in the applicable Work Order. The invoice shall specify in detail (1) quantities of each ordered item, (2) unit prices of each ordered item,
                  (3) item and commodity codes, (4) total amounts for each item,
                  (5) the Services provided, (6) any extra charges associated with changes made pursuant to a Change Order,
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                  (7) applicable sales or use taxes, (8) discounts, (9) shipping charges, (10) total amount due, and (11) software right-to-use fees as either "application" or "operational". SBC shall pay ION in accordance with the amounts stated on an invoice within forty-five (45) days of the date of receipt of the invoice. Payment for shortages, or Materials or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by SBC until such problem has been resolved, but in no event shall SBC be entitled to withhold an amount greater than the amount actually in dispute. If SBC disputes any invoice rendered or amount paid, it shall notify ION of the dispute in writing and shall provide a detailed explanation of SBC's allegations. The Parties shall use their best efforts to resolve such dispute expeditiously. Invoices received by SBC more than one (1) year after the provision of Materials or performance of Services are untimely and SBC shall have no obligation to pay such invoices.

                  Invoices for or including freight charges shall be accompanied by legible copies of prepaid freight bills, express receipts, or bills of lading supporting the invoice amounts. Such invoices shall include (1) carrier's name, (2) date of shipment, (3) number of pieces, (4) weight, and (5) freight classification.

         B. If an Order or an Appendix specifies that ION may submit invoices for progress payments prior to Acceptance, ION is permitted to submit invoices at the end of each month and SBC will make progress payments to ION at thirty (30) day intervals. Such progress payments shall not exceed ninety percent (90%) of satisfactorily completed work at the time of billing, as determined by SBC. ION agrees to use such progress payments for expenses incurred for Services or Materials used in performance of the Work Order for SBC.

         C. ION agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to credit card payments, checks and electronic fund transfers, in connection with payment for the Materials and the Services.

7.8      RECORDS AND AUDITS

         ION agrees that it will:

         A. Maintain complete and accurate records related to the Materials and Services provided by ION to SBC, including records of all amounts billable to and payments made by SBC in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit;

         B. Retain such records and reasonable billing detail for a period of at least three (3) years from the date of final payment for Materials and Services;
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         C.       Provide reasonable supporting documentation to SBC concerning any disputed invoice amount within thirty (30) calendar days after receipt of written notification of such dispute; and

         D. Permit SBC and its authorized representatives to inspect and audit during normal business hours the charges invoiced to SBC. Should SBC request an audit, ION will make available any pertinent records and files to SBC during normal business hours at no additional charge.

ARTICLE VIII - PERFORMANCE CLAUSES

8.1      PROJECT ADMINISTRATION

         Within seven (7) days of execution of this Agreement, each Party shall appoint a project manager to coordinate activities related to the administration and implementation of this Agreement, oversee its operation, and to be the overall point of contact and representative of that Party. The processes and responsibilities of the respective project managers shall include scheduling, risk management, pricing issues, and change control. If ION utilizes a subcontractor to carry out any of ION's obligations under this Agreement, ION will ensure a project manager is designated by such subcontractor.

8.2      M/WBE

         SBC has granted to ION a total waiver of any and all M/WBE and DVBE requirements that may be applicable to ION as a result of its relationship with SBC under the terms of this Agreement.

8.3      ACCESS

         A. When appropriate, ION shall have reasonable access to SBC's premises during normal business hours and at such other times as may be agreed upon by the Parties in order to enable ION to perform its obligations under this Agreement. Such access may occur through ION's use of remote online access technology used to conduct remote diagnosis and problem resolution as well as by coordinating visits by ION personnel to SBC's premises. Remote online access will be coordinated by ION's Technical Assistance Center. ION shall coordinate access by ION personnel with SBC's designated representative prior to visiting such premises. ION insures SBC that only persons employed by ION or subcontracted by ION will be allowed to enter SBC's premises. If SBC requests ION or its Subcontractor to discontinue furnishing any person provided by ION or its Subcontractor from performing work on SBC's premises, ION shall immediately comply with such request. Such person shall leave SBC's premises promptly and ION shall not furnish such person again to perform work on SBC's premises without SBC's written consent.
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         B.       SBC may require ION or its representatives, including
                  employees and subcontractors, to exhibit identification credentials, which SBC may issue in order to gain access to SBC's premises for the performance of Services. If, for any reason, any ION representative is no longer performing such Services, ION shall immediately inform SBC. Notification shall be followed by the prompt delivery to SBC of the identification credentials, if issued by SBC, or a written statement of the reasons why said identification credentials cannot be returned. ION shall insure that its representatives, including employees and subcontractors, while on or near SBC's premises, will perform work which (i) conforms to the Specifications, (ii) protects SBC's Materials, buildings, and structures, and (iii) does not interfere with SBC's business operations. Furthermore, ION shall insure that its representatives, including employees and subcontractors, while on or near SBC's premises will perform Services with care and due regard for the safety, convenience, and protection of SBC, its employees, and property and in full conformance with the policies specified in the SBC Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the SBC Code of Conduct is available upon request).

8.4      MULTI-SUPPLIER ENVIRONMENT

         ION shall work cooperatively with SBC and certain SBC suppliers, as mutually agreed, to discuss interoperability requirements of such supplier's products with the Materials, provided that any proprietary or confidential information ION may communicate to such suppliers during such meeting shall be disclosed only subject to a nondisclosure agreement mutually agreed to by ION and the applicable supplier.

8.5      DELIVERY, PERFORMANCE, AND ACCEPTANCE

         A. ION acknowledges the competitive telecommunications marketplace in which SBC operates and understands that SBC's business requires prompt delivery of Material and provision of Services by the specified delivery dates.

         B. For orders that involve Services only, or ION's delivery of Materials with the provision of Services, e.g., installation, ION shall provide SBC a Notice of Completion after Delivery. SBC's Acceptance Test Period shall commence upon (i) SBC's receipt of ION's Notice of Completion, or (ii) upon the Delivery of Material to SBC where ION provides no Services other than shipping. SBC's acceptance shall occur no earlier than ION's Delivery of Materials and/or Services. If Materials or Services are not in Material Compliance with the Specifications, SBC shall notify ION and provide ION an opportunity to cause such Materials or Service to comply in all material respects with the Specifications. After any corrective action, ION shall provide a Notice of Completion, and the Acceptance Test Period shall recommence. Tolling for corrective actions shall not cause the Acceptance Test Period to exceed ninety (90) calendar days. If the Materials or Services successfully complete the
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                  Acceptance Tests during the Acceptance Test Period, SBC shall indicate its acceptance by signing the Acceptance Letter and delivering a copy thereof to ION.

8.6      SUBCONTRACTORS

         A. Each Party has the right to utilize subcontractors in the performance of this Agreement. However, no subcontracting arrangement shall release either Party from its responsibilities and obligations under this Agreement. Each Party shall be fully responsible for the work and activities of each of its subcontractors, including compliance with the terms of this Agreement. Additionally, each Party shall be responsible for all payments to its subcontractors.

         B. As of the Effective Date, SBC has approved ION's use of any of the subcontractors identified on Schedule 8.6 hereto. Prior to ION's use of any subcontractor not identified on Schedule 8.6, ION shall provide SBC with the name and qualifications of the proposed subcontractor and shall inform SBC's Contact Person of what Materials are to be produced and/or Services to be performed by such subcontractor. Except for those subcontractors identified on Schedule 8.6, ION agrees not to utilize any subcontractors that are excluded at the time the work is to be performed, for any lawful reason, from performing Services for SBC. Subcontractors must abide by the terms of this Agreement and the applicable Work Order(s).

8.7      QUALITY ASSURANCE

         ION hereby agrees that Materials furnished hereunder by ION have undergone or have been subject to quality control activities and procedures, including performance measurements, testing, quality process reviews or inspections to implement such procedures.

         ION also agrees to maintain and make available to SBC or SBC's agent the data including all information and reports about ION's quality and process control procedures that demonstrate that the Materials Delivered meets the specified quality and reliability requirements.

         ION agrees that:

         A. ION shall provide to SBC a TL 9000 quality plan. Elements to be detailed in the Quality Plan include (at minimum):

                  1. Documentation of ION's quality assurance process, including a representation that ION's Subcontractor is ISO 9000 certified.
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                  2.       Identification of the TL 9000 or ISO 9000
                           certification status and schedule for becoming registered of the Subcontractors identified on
                           Schedule 8.6.

                  3. Designation of ION's quality representative and of the senior executive with quality responsibility.

         B.       ION further agrees that it will, at SBC's request:

                  1. Notify SBC or SBC's Agent when Materials are ready for source inspection activities and give SBC or SBC's Agent reasonable opportunity for inspection of such Materials.

                  2. When initiatives, actions, or activities are required due to quality problems or contract non-performance, both Parties will agree on a designated third Party agent to perform quality control or quality assurance related activities. ION will pay the cost of the third party agent.

                  3. Nothing contained herein will diminish ION's obligation to deliver materially compliant Materials, ION's warranty obligations, or any other provision of this Agreement. The purchase or license of any Materials hereunder is subject to SBC's inspection and Acceptance after Delivery thereof.

ARTICLE IX - REPAIR, MAINTENANCE, AND SUPPORT CLAUSES

9.1      MAINTENANCE AND SUPPORT SERVICES

         During the first year after SBC's Acceptance of Material (i.e., the warranty period), SBC will have access to ION's remote dial-in diagnostics Technical Assistance Center ("TAC") on a 24x7 basis, at a charge to SBC of one hundred dollars ($100) per hour, at a two (2) hour minimum per call. Under this service, SBC receives 24X7 technical telephone support and consultation. SBC will also receive 8x5 next day cross shipment of a replacement unit from SBC's previously purchased spare unit inventory in the event of equipment failure or for functional repairs, at a charge to SBC of one hundred fifty dollars ($150) per unit shipped. ION shall be required to provide a cross shipment of replacement units only to the extent that SBC has purchased a quantity of spare units sufficient to permit such cross shipment. In-Warranty Repairs of returned units will be made at ION's Piscataway NJ location at no charge. Coverage after the end of the warranty period will be at the repair prices listed in the then-current issue of ION's price list, less a 40% discount.

         A. SBC may contact the TAC concerning any questions that may arise concerning repair. ION shall specify any special packing of Hardware that might be necessary to provide adequate in-transit protection from transportation damage.
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         B.       SBC must obtain a Return Material Authorization ("RMA") from the TAC and that RMA number must be displayed on the outside packaging of all returned Material and also included inside the packaging with the returned Material. Any material arriving at ION's repair location without proper RMA identification will be returned to SBC at SBC's expense.

         C. In addition to providing ION with a repair order, SBC shall furnish the following information with Hardware returned to ION for repair or replacement: (a) SBC's name and complete address; (b) name(s) and telephone number(s) of SBC's employee(s) to contact in case of questions about the Hardware to be repaired; (c) ship-to address for return of repaired Hardware if different than (a); (d) invoice address, if different than (a); (e) a complete list of Hardware returned;
                  (f) the nature of the defect or failure, if known; (g) whether or not returned Hardware is In-Warranty; and (h) the RMA number issued by ION.

         D. In the special situation where Material is determined to be defective immediately upon removal from its original shipping carton and initial installation or testing within sixty (60) days of receipt by SBC, referred to as an Out Of Box Failure, ION will cross ship a new replacement unit within seven (7) days, at ION's expense. SBC must contact ION Technical Assistance Center to obtain a Return Material Authorization Cross Shipment ("RMAX") authorization.

         E. Defective Hardware which is covered under the warranty provisions defined in this Agreement will be returned to ION for either repair or replacement with new or functionally equivalent Hardware with risk of in-transit loss and damage borne by ION and transportation charges paid by ION. Unless otherwise agreed upon by ION and SBC, ION shall complete repairs and ship the repaired Hardware within fifteen (15) days after receipt of said defective Hardware by ION, whichever is earlier. If Hardware is to be replaced, ION agrees to ship the said replacement Hardware within fifteen
                  (15) days of receipt of said defective Hardware by ION. For Hardware under Warranty, ION shall bear the risk of in-transit loss and damage and shall prepay and bear the cost of transportation charges for shipments to SBC of repaired or replaced Hardware.

         F. If In-Warranty Hardware returned to ION is determined to be beyond repair, ION shall promptly notify SBC and, unless otherwise agreed to by the Parties, ship replacement Hardware without charge within fifteen (15) days of such notification.

         G. The provisions in this clause also apply to Hardware that is Out-of-Warranty, except that SBC is responsible for transportation charges to and from ION's repair facilities, if applicable, along with the associated risk of in-transit loss. Charges for repairs and/or replacement for Hardware which is Out-of-Warranty will be at
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         the repair prices listed in the then-current issue of ION's price list, less a 40% discount.

9.2      REPAIR INVOICES

         Repair Invoices originated by ION for repair/replacement services must be clearly identified as such (for example, by indicating at the top of the invoice that it is a "Repair Invoice") and must contain a reference to SBC's order number for the repair/replacement Services, if applicable. ION's Repair Invoices must contain the following information:

         Item number, quantity, complete description of the Materials (complete part number and Services provided), unit price and total charge by item number, with a grand total at the end.

         The following also applies to such Repair Invoices:

         A. If, on a line item basis, there is no charge on a Repair Invoice, the repair or replacement service described on the line item shall be deemed to have been provided with respect to defective Hardware which was covered by the warranty provisions defined in this Agreement and shall be considered an "In-Warranty" repair. If on a line item basis, there is a charge on the Repair Invoice, the repair or replacement service described on the line item shall be deemed to have been provided with respect to defective Hardware which was not covered in the warranty provisions defined in an applicable Order and shall be considered an "Out-of Warranty" repair, unless otherwise identified. Any other charges will be noted with appropriate descriptions in order for SBC to easily determine the nature of the charge.

         B. If the Hardware becomes defective during the Warranty Period and SBC is required to return the defective Hardware within a specific time after receiving the replacement Hardware, and SBC does not return the defective Hardware within thirty (30) days, or another mutually agreed timeframe, ION will issue an invoice for the price of the replacement Hardware. If the Hardware becomes defective outside of the Warranty Period, and SBC does not return the defective Hardware within thirty (30) days, or another mutually agreed timeframe, ION will issue an invoice for the repair charge plus the price of the replacement Hardware. Such charges are set forth in the applicable Order. The invoice will also contain a reference to SBC's original Order number, if applicable, and contain a description indicating that the charge is for "Non-Returned Hardware".

                  A Repair Invoice will be issued for every "In-Warranty and Out-of-Warranty Repair. Invoices for In-Warranty repair will show a unit charge, and grand total of zero (0) dollars. ION shall have no responsibility to repair or replace any
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                  Hardware that is not accompanied by a Repair Order that
                  includes an RMA or RMAX number.

9.3      CONTINUING AVAILABILITY

         A. ION agrees to offer to sell to SBC for a period of two (2) years after the Termination, Cancellation or expiration date of this Agreement, or the discontinuance of any Materials provided hereunder, functionally equivalent replacement parts and technical support services ("Spare Parts").

         B. ION shall provide SBC with advance written notice no later that ninety (90) days prior to the discontinuance of the manufacture or the provision of any Material(s) or Service(s). SBC shall then have the right to purchase as much of ION's remaining inventory of the discontinued Material(s) as SBC so chooses.

9.4      DISASTER RECOVERY

         If any natural disaster or other emergency occurs whereby Materials and Services provided in connection with this Agreement are damaged and such condition materially affects SBC's ability to provide Services to its subscribers, ION agrees, at SBC's request, to assist SBC as follows:

         A. ION will use commercially reasonable efforts to locate backup or replacement Materials and to provide any necessary Service.

         B. If Materials are available from ION's stock, ION will take commercially reasonable efforts to attempt to ship replacement Materials in a manner specified by SBC within twenty-four (24) hours of receipt of SBC's request therefor.

         C. When Materials required by SBC are not available from stock for immediate shipment, ION agrees to pursue the following alternative courses of action:

                  1. Assist SBC in locating functionally equivalent substitute Materials.

                  2. Assist SBC by providing field technical personnel to make temporary modifications and arrangements to mitigate the effects of out-of-service conditions. If requested by SBC, ION will document such efforts and associated charges.

                           Charges for replacement Materials shall be determined based on the prices set forth on Appendix B. Services shall be provided on a time and materials basis. Additional charges, if any, for overtime and use of premium transportation as authorized by SBC as necessary to alleviate the
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                           out-of-service conditions shall be included as a
                           separate item on the invoice.

                           ION will make available the individual whose title, phone number and location are listed below to provide assistance and information on a twenty-four (24) hour basis for all of its support service described above:

                           Bob D'Amico, Vice President of Operations
                           ION Networks, Inc.
                           1551 So. Washington Ave
                           Piscataway, NJ 08854
                           Telephone: 732-529-0006
                           Pager:     800-717-8016
                           Cell:      732-887-4740
                           Home:      609-279-0670
                           Hot Line:  800-722-8986

         D. This Section shall not be construed to require ION to maintain any inventories whatsoever, maintain any position of readiness to perform in the future, or breach any of ION's contractual obligations to third Parties.

ARTICLE X - SOFTWARE CLAUSES

10.1     STANDARD SOFTWARE


         Subject to the provisions in this Agreement and in the applicable Work
         Order:

         A. ION hereby grants to SBC a nonexclusive, royalty-free, fully paid-up, irrevocable, perpetual Enterprise-wide license to use the Standard Software described in the applicable Order;

         B. Any Software modification made by ION at the request and expense of SBC shall be governed by the provisions of a separate Work Order and by the Custom Software provisions of this Agreement; and

         C.       ION does not transfer to SBC title to Standard Software.

10.2     STANDARD SOFTWARE LICENSE FEE

         The Standard Software license fee shall be specified in Appendix B, and shall not be less than ION's list price less the current applicable discount rate extended to SBC.
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10.3     THIRD PARTY SOFTWARE

         With and prior to execution of each Order, ION shall provide a written list all third-party Software that is part of the Software ordered by SBC or provided by ION.

10.4     PROGRAM MATERIALS

         A. At no additional cost, ION shall provide SBC with two (2) copies of the Program Materials (other than any source code, unless the applicable Order includes source code) reasonably necessary to enable SBC to adequately use such Software. ION shall provide such Program Materials no later than the originally scheduled Delivery Date.

         B. SBC shall have the right to reproduce all Program Materials and all machine-readable forms of the Software, provided that such reproduction is made solely for SBC's use hereunder. Any such reproductions shall include any copyright or similar proprietary notices contained in the items being reproduced.

10.5     MODIFICATIONS

         SBC may not, in any way, alter, modify, add, or make other changes to Software provided hereunder, except with the express permission of ION. Any modification of the Software permitted by ION shall be made at SBC's own risk and expense. SBC may not employ a third party to perform alterations to Software unless such third party has entered into a nondisclosure agreement with ION. The conditions and charges, if any, for ION support of such modifications shall be subject to separate agreement between SBC and ION. The modified portion of the Software and any unmodified portion of the Software that is affected by the modifications shall not be considered "Standard Software", and ION shall have no responsibility to maintain or support such modified portion. Only those portions of Standard Software that have not been affected by the modifications shall be subject to the same terms, conditions, and limitations as if such Software were not modified. Title to any such addition or modification shall remain with ION.

10.6     DELIVERY OF SOFTWARE

         Software deliveries shall be made in the form mutually agreed to by the Parties, and may include electronic data exchange, U.S. Mail or a private carrier. Unless otherwise agreed to, ION shall deliver a disk containing a copy of the Software (and any subsequent releases or upgrades of the software).
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ARTICLE XI - WARRANTY CLAUSES

11.1     WARRANTY

         A. For the units of Materials and Services purchased hereunder, ION will provide its standard warranty having a one-year term from the date when the Materials and Services have been Delivered. The standard warranty is attached hereto as Appendix H.

         B. ION also warrants to SBC that any Services provided hereunder will be performed in a first-class, professional manner, in Material Compliance with the Specifications, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in ION's profession or industry. If ION fails to meet applicable professional standards, ION will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

         C. ION represents and warrants that: there are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on ION's ability to fulfill its obligations under this Agreement; it will immediately notify SBC if, during the term of this Agreement, ION becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on ION's ability to fulfill the obligations under this Agreement or any Order; it has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders and to provide or license the Materials or Services, including that the Materials and Services will not infringe any patent, copyright, or other intellectual property; no consent, approval, or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order; the Materials and Services will be provided free of any lien or encumbrance of any kind; it will be fully responsible and liable for all acts, omissions, and work performed by any of its representatives, including any subcontractor; that all representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement; and it will comply with the terms of this Agreement or Work Order, including those specified in any Exhibits or Appendices thereto.

         D. If the Parties have identified a system on which Software will operate, ION warrants that Software will perform on and be compatible with such system and operate satisfactorily in the system environment specified in the applicable Work Order. System includes the Hardware, operating and application Software, interfaces, and databases that interact with such Software.

         E. ION warrants that all Materials provided to SBC hereunder shall be tested prior to Delivery to insure they are in Material Compliance with the Specifications and that Materials will not contain Harmful Code at any time. Testing will include
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                  complete regression and interaction testing and load, unit, and integration testing when applicable.

         F. ION warrants that all Software and Firmware, including embedded third party Software, which is licensed to SBC hereunder prior to, during, or after the calendar year 2000, includes or will include, by the date ION ships or installs Materials, year 2000 capability. For the purpose of this license, year 2000 capability means that the Software or Firmware will:

                  1. Read, compute, store, process, display and print data involving dates, including single century and multi-century formulas, and will not cause computational, display, storage or other errors resulting from the liability to accurately or correctly handle dates, including year 2000 and February 29, 2000;

                  2. Include the indication of century in all date-related user interface functionality, data fields, and generated code; and

                  3. Be interoperable with other Software used by SBC that may deliver records to such Software and Firmware, receive records from such Software and Firmware or interact with such Software and Firmware in the course of processing dates.

         G. If at any time during the Warranty period for Materials or Services SBC believes there is a breach of any warranty, SBC will notify ION setting forth the nature of such claimed breach. ION shall promptly investigate such claimed breach and shall either 1) provide information satisfactory to SBC that no breach of Warranty in fact occurred or 2) at no additional charge to SBC, promptly to take such action as may be required to correct such breach.

11.2     REPAIRS NOT COVERED UNDER WARRANTY

         After the expiration of the Warranty period, all repairs will be made on a time and materials basis. The applicable price for time and materials repairs will be listed in the then-current issue of ION's price list, less a 40% discount.

         A.       Performance of Work

                  1. Except as otherwise provided in this Agreement, the schedule for performance of Services, applicable to each Order under this section shall be agreed upon by ION and SBC and shall be set forth in each such Order; however, in no event shall the Service interval exceed fifteen (15) business days after such receipt.
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                           (a)      In the event that ION exceeds the maximum
                                    repair interval, SBC shall have the right, without liability, to (i) Cancel such Order or (ii) extend such scheduled service date specified in the Order, subject, however, to the right to Cancel if Service is not made or performance is not completed by such extended date.

                           (b) If an Order is Canceled pursuant to the preceding sentence, ION shall return the Material(s) received from SBC under such Order. ION shall reimburse SBC the costs of shipping the Material(s) to ION and the amounts, if any, previously paid by SBC for Service not received or performed.

                  2. ION shall furnish all labor, Services, tools, Materials, parts, accessories, instruments and equipment required to perform Services under this section.

                  3. ION shall provide a written notice to SBC with the name(s) and telephone number(s) of the individual(s) to be contacted concerning any questions that may arise regarding Services under this section. If required, ION shall specify any special packing of Materials that might be necessary to provide adequate in-transit protection from transportation damage.

                  4. Materials repaired by ION shall have the service completion date stenciled or otherwise identified in a permanent manner at a readily visible location on the Materials. In addition, ION agrees to add any other identification that might be requested by SBC. Charges, if any, for such additional identification marking shall be agreed upon by ION and SBC.

                  5. Only new standard parts or parts of quality equal to the original parts shall be used in refurbished Materials or in effecting repairs. Parts that have been replaced shall become ION's property. If a part has been replaced, by definition it has been removed; provided, however, that replaced parts shall, upon request by SBC be available for inspection by SBC. Parts that are installed in Materials as a part of the repair process shall become the property of SBC.

                  6. If Materials returned to ION for repair are determined to be beyond repair, ION shall contact SBC regarding disposition of such Materials. If requested by SBC, ION shall take the necessary steps to dispose of the unrepairable Materials and pay to SBC the salvage value, if any. If requested by SBC, ION shall return the Materials in "as-received" condition, invoicing SBC only for freight charges associated with the return of the Materials.
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         B.       Transportation

                  Unless SBC, provides written special shipping instructions, upon completion of Services provided pursuant to this clause, ION shall ship Materials using the lowest published common carrier price (rail, truck or freight forwarder). ION agrees to follow shipping instructions according to the "Shipping and Packing" clause herein. ION agrees to place all prepaid freight charges as a separate item on the invoice to be paid by SBC. If requested by SBC, ION agrees to substantiate such charges by providing SBC with the original freight bill or a copy.

         C.       Risk of Loss

                  Except as otherwise provided in this Agreement, after receipt of returned Material from the carrier selected by SBC to ship the malfunctioning Material, ION shall assume the risk of loss of or damage to such Material until the Material is delivered to the carrier for shipment to SBC. SBC shall notify ION promptly of any claim and shall cooperate with ION in every reasonable way to facilitate the settlement of any such claim.

         D.       Invoices

                  1. All invoices originated by ION for Services provided pursuant to this clause must be clearly identified as such, and must contain: (1) a reference to the Master Agreement number of this Agreement (i.e. No. 00017432), (2) a reference to SBC's Order number for these Services, (3) a reference to ION's RMA or RMAX number, (4) a detailed description of Services performed by ION, and the need therefor, and (5) an itemized listing of parts and labor charges, if any.

                  2. Shipping and routing instructions may be altered as agreed by ION and SBC without written notice.

         E.       Warranty

                  1. ION warrants to SBC that the repair Services shall be performed in a fully workmanlike manner to the satisfaction of SBC and in accordance with the Specifications. ION further warrants that the repaired or refurbished Materials shall be free from defects in material and workmanship for a period of ninety (90) days from the date the repaired or refurbished Materials is Accepted by SBC. This warranty shall survive inspection, acceptance and payment.

                  2. In the event that Materials repaired or refurbished by ION is defective when returned to SBC, SBC shall have the option of (1) returning the

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                           Materials to ION for Service, with risk of in-transit
                           loss or damage and freight charges to be borne by ION, or (2) obtaining a full refund or credit for any payment made therefor, plus freight charges paid for its return.

ARTICLE XII - OTHER CLAUSES

12.1     LICENSES AND PATENTS

         Except as otherwise stated herein, no licenses, express or implied, under any patents, copyrights, trademarks, or other intellectual property rights are granted by either Party to the other under this Agreement.

12.2     INDEPENDENT CONTRACTOR

         ION hereby represents and warrants to SBC that:

         A. ION is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of SBC;

         B. ION's personnel performing Services shall be considered solely the employees of ION and not employees or agents of SBC;

         C. ION has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

         D. ION is solely responsible for all matters relating to compensation and benefits of all ION's personnel who perform Services. This responsibility includes, but is not limited to,
                  (a) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (b) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as "payroll tax obligations") with respect to all ION personnel providing Services.

12.3     INSIGNIA

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                   Page 46 of 64

         Upon SBC's written request, certain of SBC's trademarks, trade names, insignia, symbols, decorative designs, or other similar items (hereinafter "Insignia"), shall be properly affixed by ION to the Materials furnished at no additional cost to SBC. Such Insignia shall not be affixed, used, or otherwise displayed on the Materials without SBC's written approval. The manner in which such Insignia will be affixed must be approved in writing by SBC.

12.4     NOTICES

         Except as otherwise provided in this Agreement, or an applicable Order, all notices or other communications hereunder shall be deemed duly given when they are made in writing (1) on the day of delivery, when delivered in person during business hours, (2) on the following business day, if delivered by an overnight courier or similar delivery service, or (3) three business days after mailing, if deposited in the United States Mail, postage prepaid, return receipt requested. All notices and communications shall be addressed as follows:

         If to ION:        ION Networks, Inc.
                           1551 South Washington Ave.
                           Piscataway, NJ  08854
                           Attn.:   Jane Kaufman

         If to SBC:        SBC Services, Inc.
                           2600 Camino Ramon, Rm. 1E000W
                           San Ramon, Calif. 94583
                           Attn.: Remi Mullins Murphy, Senior Contract Manager

         The address to which notices or communications shall be delivered to either Party may be changed by written notice given by such Party to the other pursuant to this Section, entitled "Notices".

12.5     PUBLICITY

         ION shall not use SBC's name or any language, pictures, or symbols which could, in SBC's judgment, imply SBC's identity or endorsement by SBC or any of its employees in any (a) written, electronic, or oral advertising or presentation or (b) brochure, newsletter, book, electronic database, news release or other written material of whatever nature, without SBC's prior written consent (hereafter the terms in this section (a) and (b) shall be collectively referred to as "publicity matters"). ION will submit to SBC for written approval, prior to publication, all publicity matters that mention or display SBC's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                   Page 47 of 64

12.6     ENTIRE AGREEMENT

         The terms contained in this Agreement, and any Orders, including all exhibits and subordinate documents attached to or referenced in the Agreement or any Orders, will constitute the entire integrated Agreement between ION and SBC with regard to the subject matter. The Agreement will supersede all prior oral and written communications, agreements, and understandings of the Parties, if any, with respect hereto.


                             Signature Page Follows


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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission

                                                   Master Agreement No. 00017432
                                                                   Page 48 of 64

IN WITNESS WHEREOF, the foregoing Agreement has been executed by authorized representatives of the Parties hereto, in duplicate, as of the dates set forth below.



ION NETWORKS, INC.                        SBC SERVICES, INC.


By: /s/                                   By:/s/
   ---------------------------------         -----------------------------------

Name:                                     Name:
     -------------------------------           ---------------------------------

Title:                                    Title:
      ------------------------------            --------------------------------

Date:                                     Date:
     -------------------------------           ---------------------------------


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                             PROPRIETARY INFORMATION
                        Not for use or disclosure outside
                    SBC, ION, their affiliated and subsidiary
                companies, and their third party representatives
                        without prior written permission